Exhibit 10.69

NINTH AMENDMENT TO LOAN DOCUMENTS

     This NINTH AMENDMENT TO LOAN DOCUMENTS ("Amendment") dated as of January 2, 2004, and having an effective date of December 31, 2003, is made by and among TB WOOD'S INCORPORATED, individually and as Agent under the Borrower Agency Agreement (the "Borrower Agent") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Banks under the Credit Agreement referred to herein (the "Agent") and PNC BANK, NATIONAL ASSOCIATION, WACHOVIA BANK (assuccessor to First Union National Bank)and NATIONAL CITY BANK OF PENNSYLVANIA as the Banks.

     Reference is made to the Revolving Credit Agreement dated October 10, 1996, by and among TB Wood's Incorporated, a Pennsylvania corporation, Plant Engineering Consultants, Inc., a Tennessee corporation ("Plant Engineering"), TB Wood's Enterprises, Inc., a Delaware corporation, TB Wood's North Carolina, Inc., a Delaware corporation, TB Wood's Foreign Sales Corporation, a Barbados corporation, TB Wood's Foreign Investment Company, a Delaware corporation, Industrial Blaju, S.A., de C.V. Mexico City, Mexico, a Mexican corporation (successor to TB Wood's Mexico, S.A. de C.V. f/k/a Grupo Blaju, S.A., de C.V.), TB Wood's Canada, Ltd., an Ontario corporation, Berges Electronic GmbH, Berges Electronic, S.r.l. (such corporations being the "Borrowers"), and PNC Bank, National Association, as Agent and the Banks party thereto as amended on April 7, 1997, January 20, 1998, April 24, 1998, July 21, 1999, November 8, 1999, February 25, 2002 (with an effective date of December 28, 2001), April 30, 2002 and March 31, 2003 (with an effective date of March 28, 2003) (as so amended, the "Agreement") pursuant to which the Banks extended to the Borrowers a revolving line of credit in the amount of $46,000,000. The obligations under the Agreement and the Loan Documents are evidenced by the Borrowers' Notes payable to the Banks. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

     Pursuant to this Amendment, certain financial covenants for the fourth quarter of 2003 and the Revolving Credit Interest Rate Options under the Revolving Credit Agreement shall be amended as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to Agreement.

(a) Section 4.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

4.1.1 Revolving Credit Interest Rate Options.

The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Loans:

(i) Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate;

(ii) Revolving Credit Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the rate per annum (the “Applicable Margin”) described below measured in respect of the Borrowers' Leverage Ratio as of the end of each fiscal quarter:

(a) if the Borrowers' Leverage Ratio less than or equal to 1.5 to 1.0, then the Applicable Margin shall be 1.50%; and

(b) if the Borrowers' Leverage Ratio is greater than 1.5 to 1.0 but less than or equal to 2.0 to 1.0, then the Applicable Margin shall be 1.75%; and

(c) if the Borrowers' Leverage Ratio is greater than 2.0 to 1.0 but less than or equal to 2.5 to 1.0, then the Applicable Margin shall be 2.00%; and

(d) if the Borrowers' Leverage Ratio is greater than 2.5 to 1.0, but less than 3.0 to 1.0 then the Applicable Margin shall be 2.25%; and

(e) if the Borrowers' Leverage Ratio is greater than 3.0 to 1.0, but less than or equal to 3.25 to 1 then the Applicable Margin shall be 2.50%.

(f) if the Borrower's Leverage Ratio is greater than 3.25 to 1 then the Applicable Margin shall be 2.75%

          Any changes in the Applicable Margin pursuant to the provisions of this Section shall become effective from the fifth day after the Agent shall have received the Certificate delivered pursuant to Section 8.3.4 in respect of such fiscal quarter; provided, that, in the event that the Certificate delivered pursuant to Section 8.3.4 for any fiscal quarter is not timely delivered, then the Applicable Margin shall be the amount set forth in item (f) above commencing as of the date such Certificate was required to be delivered until the delivery of such Certificate.

(b) Section 8.2.18 [Maximum Leverage Ratio] of the Agreement is hereby amended and restated to read in its entirety as follows:

8.2.18 Maximum Leverage Ratio.

The Borrowers shall not permit at any time the Borrowers' Leverage Ratio to exceed 3.7 to 1.0 for the fiscal quarter ending on December 31, 2003 and 3.0 to 1.0 from and after December 31, 2003.

2. Conditions to Closing.

               (a)      This Amendment is effective upon the satisfaction of the following conditions:

                          (i)      The execution and delivery by Borrowers and the Banks of this Amendment.

                          (ii)     The Borrowers shall pay all of the Agent's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this Amendment, including without limitation, the reasonable fees and expenses of the Agent's counsel.

3. Miscellaneous.

(a) All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

(b) The Borrowers hereby represent and warrant to the Banks and the Agent as of the date of this Amendment that, after giving effect to this Amendment:

                             (i)      there exists no Event of Default or Potential Default under any of the Loan Documents and that after giving effect to this Amendment, the representations and warranties in Section 6 of the Agreement are true and correct in all respects on and as of the date hereof.

(c) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(d) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and the Agent and their respective successors and assigns.

(e) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument. This Amendment supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein or therein, including any prior proposal or commitment letters.

(f) The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

TB WOOD’S INCORPORATED, individually
and as Borrower Agent

By: /s/Joseph C. Horvath
Title: Vice President of Finance/CFO

PLANT ENGINEERING CONSULTANTS, INC.

By: /s/Joseph C. Horvath
Title: Treasurer

INDUSTRIAL BLAJU S.A., de C.V. MEXICO CITY, MEXICO

By: /s/ Juan G. Kiewek
Title: President

TB WOOD'S CANADA, LTD.

By: /s/Michael H. Iversen
Title: President

BERGES ELECTRONIC GMBH

By: /s/Prepen H. Petersen
Title: Director/General Manager

SIGNATURES TO NINTH AMENDMENT TO LOAN DOCUMENTS
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SIGNATURES TO NINTH AMENDMENT TO LOAN DOCUMENTS
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BERGES ELECTRONIC, S.r.l.

By: /s/ Preben H. Petersen
Title: Director/General Manager

TB WOOD'S NORTH CAROLINA, INC.,
a Delaware corporation;

By: ____________________________________
Title: ___________________________________

TB WOOD'S FOREIGN SALES CORPORATION,
a Barbados corporation;

By: ____________________________________
Title: ___________________________________

TB WOOD'S FOREIGN INVESTMENT COMPANY,
a Delaware corporation.

By: ____________________________________
Title: ___________________________________

TB WOOD'S ENTERPRISES, INC.,
a Delaware corporation;

By: /s/Joseph C. Horvath
Title: President

SIGNATURES TO NINTH AMENDMENT TO LOAN DOCUMENTS
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SIGNATURES TO NINTH AMENDMENT TO LOAN DOCUMENTS
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PNC BANK, NATIONAL ASSOCIATION,
individually and as Agent

/s/Frank M. Sajer
Frank M. Sajer
Vice President

NATIONAL CITY BANK OF PENNSYLVANIA

//s//Susan Dimmick
Susan Dimmick
Vice President

WACHOVIA BANK, successor to First Union National Bank

/s/Andrew Bowman
Andrew Bowman
Vice President

ACCEPTED AND AGREED:

TB WOOD’S CORPORATION

By: /s/Joseph C. Horvath
       Joseph C. Horvath
Title: Chief Financial Officer